UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest Event Reported):
                               September 28, 2003

                       JOHN HANCOCK LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

                                    333-45862
                            (Commission File Number)

         MASSACHUSETTS                                   04-1414660
(State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation)
                               John Hancock Place
                           Boston, Massachusetts 02117
              (Address of principal executive offices and zip code)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On September 28, 2003, John Hancock Life Insurance Company's parent, John Hancock Financial Services, Inc., a Delaware corporation ("John Hancock"), and Manulife Financial Corporation, a Canadian corporation ("Manulife") entered into an Agreement and Plan of Merger, dated as of September 28, 2003 (the "Merger Agreement"), by and among Manulife, John Hancock and Jupiter Merger Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Manulife ("Merger Co.").

A copy of the Merger Agreement was filed, as Exhibit 2.1 to the John Hancock Financial Services Inc.'s Current Report on Form 8-K, with the Securities and Exchange Commission on October 1, 2003 and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JOHN HANCOCK LIFE INSURANCE COMPANY


Date: October 1, 2003                  By:   /s/ Thomas E. Moloney
                                             -----------------------------------
                                             Thomas E. Moloney
                                             Senior Executive Vice President and
                                             Chief Financial Officer